Exhibit 10.5
AMENDMENT OF AGREEMENT
THIS Amendment of Agreement (this “Amendment”) is entered into to be effective as of April 30, 2010 (the “Effective Date”) between GREIT-PACIFIC PLACE, LP, a Delaware limited partnership (“Seller”) and BOXER F2, L.P., a Texas limited partnership (“Buyer”).
RECITALS
A.
Seller and Buyer are parties to a Purchase and Sale Agreement for 1910 Pacific Avenue dated as of March 26, 2010 (the “PSA”), pursuant to which Seller has agreed to sell and buyer has agreed to purchase the property described therein, commonly known as 1910 Pacific Avenue or “Pacific Place”, being the Land, Improvements (the “Building”), and Personalty located 1910 Pacific Avenue, Dallas, TX (collectively, with certain Property Agreements and Parking Lease described in the PSA, the “Property”).

B.	The parties now desire to extend the Closing Date.
NOW, THEREFORE, for $10 cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by both parties, Seller and Buyer agree to extend the Closing to May 5, 2010 (the revised “Closing Date”), or such earlier date as they may agree upon.
The PSA remains in full force and effect, and is unmodified, except by this Amendment.
This Amendment may be executed in counterparts, and shall be effective upon receipt by both parties of scanned signatures.
EXECUTED AS OF April 30, 2010.
[Signatures follow]+

SELLER:
GREIT-PACIFIC PLACE, LP,
a Delaware limited partnership

By:	GREIT-PACIFIC PLACE GP LLC,
a Delaware limited liability company,
Its General Partner

By:	GREIT Liquidating Trust,
a Maryland trust,
Its Sole Member

By:	Gary T. Westcombe, Trustee,
Gary H. Hunt, Trustee,
W. Brand Inlow, Trustee,
Edward A. Johnson, Trustee,
D. Fleet Wallace, Trustee,
As Trustees of the GREIT Liquidating Trust

By:	/s/ Andrea R. Biller Name: Andrea R. Biller
Title: Authorized Representative
Date: April 30, 2010
ASSIGNEE:
BOXER F2, L.P.,
a Texas limited partnership

By:	Boxer M2, L.L.C., a Texas limited liability company, its general partner

By:	/s/ Andrew Segal Andrew Segal, Manager
Date: April 30, 2010